                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 7, 2001


                                BUSYBOX.COM, INC.
          -------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                      001-15853                     94-3233035
            --------                      ---------                     ----------
 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
              INCORPORATION)

      15113 SUNSET BLVD., SUITE 1                                      90272
      ---------------------------                                      -----
      PACIFIC PALISADES, CALIFORNIA                                  (ZIP CODE)
      -----------------------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 556-4616




                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.           OTHER EVENTS.

         (b)      New independent accountants.

         (i) On February 7, 2001, the Registrant engaged Stonefield Josephson, Inc. as independent accountants for the fiscal years ending December 31, 2000 and 2001.

         (ii) Prior to the appointment of Stonefield Josephson, Inc., the Registrant did not engage or consult with Stonefield Josephson, Inc. regarding any of the matters described in Item 304(a)(2) of Regulation
S-K.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BUSYBOX.COM, INC.


Date:  February 13, 2001
                                            By: /s/ JON M. BLOODWORTH
                                                -----------------------
                                                Jon M. Bloodworth
                                                Chief Executive Officer







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